UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 3, 2023

________________________

SALISBURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

________________________

Connecticut (State of other jurisdiction of incorporation)	001-14854 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)
Registrant’s telephone number, including area code: (860) 435-9801
(Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	SAL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 5, 2022, NBT Bancorp Inc. (“NBT”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Salisbury Bancorp, Inc. (“Salisbury”), Salisbury Bank and Trust Company (“Salisbury Bank”), Salisbury’s subsidiary bank, and NBT Bank, N.A. (“NBT Bank”), NBT’s subsidiary bank, pursuant to which Salisbury will merge with and into NBT, with NBT as the surviving entity.

In connection with the Merger, NBT filed a registration statement on Form S-4 (333-269742) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). On February 28, 2023, the Registration Statement was declared effective by the SEC. On March 1, NBT filed a definitive proxy statement/prospectus with respect to the special meeting of shareholders of Salisbury scheduled to be held on April 12, 2023 at which Salisbury shareholders will be asked to, among other things, vote on a proposal to approve the Merger Agreement (the “Definitive Proxy Statement/Prospectus”).

Since the initial filing of the Registration Statement, six purported shareholders of Salisbury sent demand letters (the “Demand Letters”) requesting that Salisbury provide additional disclosures in an amendment or supplement to the Registration Statement. In addition, two purported class action lawsuits have been filed against Salisbury, NBT and each of the members of the board of directors of Salisbury in the Superior Court of the Judicial District of Litchfield, Connecticut (collectively, the “Complaints”). Captioned Reinhardt v. Salisbury Bancorp, Inc., et. al. (LLI-CV-23-6032958S), filed on March 17, 2023, and Parshall v. Salisbury Bancorp, Inc., et. al. (LLI-CV23-6033021), filed on March 28,2023, each of the Complaints alleges that the named directors of Salisbury breached their fiduciary duties by approving the Merger Agreement through an unfair and flawed process and by failing to make complete and accurate disclosures regarding this process and that Salisbury and NBT aid and abetted the alleged breaches. Each of the Complaints seeks to enjoin the merger and requests attorneys’ fees and damages in an unspecified amount. NBT and Salisbury believe these allegations are without merit and intend to defend against them vigorously.

While NBT and Salisbury believe that the Complaints and the Demand Letters lack merit and that the disclosures set forth in the Definitive Proxy Statement/Prospectus comply fully with applicable law, in order to moot plaintiffs’ unmeritorious disclosure claims, avoid nuisance and possible expense and provide additional information to Salisbury’s shareholders, NBT and Salisbury have determined to voluntarily supplement the Definitive Proxy Statement/Prospectus as described in this Current Report on Form 8-K. Nothing in Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, NBT and Salisbury specifically deny all allegations that any additional disclosure was or is required.

* * * * * * * * * *

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

The following information supplements the Definitive Proxy Statement/Prospectus and should be read in connection with the Definitive Proxy Statement/Prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Definitive Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Definitive Proxy Statement/Prospectus. All page references in the information below are to pages in the Definitive Proxy Statement/Prospectus, and terms used below have the meanings set forth in the Definitive Proxy Statement/Prospectus, unless otherwise defined below. New text within restated language from the Definitive Proxy Statement is highlighted with bold, underlined text and removed language within restated language from the Definitive Proxy Statement is indicated by ~~strikethrough text~~. Without admitting in any way that the disclosures below are material or otherwise required by law, Salisbury and NBT make the following supplemental disclosures:

The section of the Definitive Proxy Statement/Prospectus entitled “Proposal 1—The Merger—Background of the Merger” is amended and supplemented as follows:

1.      The following supplemental disclosure replaces in its entirety the fourth full paragraph beginning on p. 33 of the Definitive Proxy Statement/Prospectus:

On September 13, 2022, another institution (“Institution B”) entered into a confidentiality agreement with Salisbury. This confidentiality agreement included a twelve (12) – month standstill provision as well as a fallaway provision, but did not contain a “don’t ask, don’t waive” provision. The three other institutions contacted by Mr. Cantele indicated that they were not interested in exploring a strategic transaction with Salisbury at that time.

2.      The following supplemental disclosure is added after the first paragraph on p. 35 of the Definitive Proxy Statement/Prospectus:

On November 30, 2022, NBT delivered to each of Todd Rubino and John Davies an offer letter that set forth certain terms of a proposed employment agreement that NBT intends to enter into with each of Messrs. Davies and Rubino if they accept employment with NBT.

3.      The following supplemental disclosure replaces in its entirety the fourth full paragraph beginning on page 35 of the Definitive Proxy Statement/Prospectus:

Following confirmation of the proposed exchange ratio, ~~Between~~ between December 1, 2022 and December 4, 2022, Updike and Hogan Lovells exchanged drafts of and finalized the terms of the merger agreement, the related disclosure schedules, the plan of bank merger and the voting agreement. In addition, between December 1, 2022 and December 4, 2022, Updike and Hogan Lovells negotiated the terms of a settlement agreement to be entered into with Mr. Cantele.

The section of the Definitive Proxy Statement/Prospectus entitled “Proposal 1—The Merger—Opinion of Janney Montgomery Scott, Financial Advisor to Salisbury” is amended and supplemented as follows:

4.      The following supplemental disclosure replaces in its entirety the first full paragraph beginning on page 40 of the Definitive Proxy Statement/Prospectus:

Janney has received ~~a fee~~ compensation in the amount of $200,000 from Salisbury ~~for rendering a~~ upon delivery of its written opinion to the board of directors of Salisbury as to the fairness, from a financial point of view, of the merger to shareholders of Salisbury. The compensation Janney received from Salisbury upon delivery of its fairness opinion will be credited towards the total estimated completion fee payable to Janney as defined as 1.15% of total deal value, which is $2,346,000 based on a total transaction value of $204,000,000. Further, Salisbury has agreed to indemnify Janney against any claims or liabilities arising out of Janney’s engagement by Salisbury. The opinion has been reviewed by Janney’s compliance officer and fairness committee consistent and with internal policy. Janney has not provided financial services and has not received compensation from Salisbury during the prior two years.

5.      The following supplemental disclosure replaces in its entirety the fourth, fifth and sixth bullet points of the last paragraph beginning on page 40 of the Definitive Proxy Statement/Prospectus:

•	certain internal financial projections for Salisbury for the years ending December 31, 2022 through December 31, 2025, with reliance upon assumptions concerning Salisbury provided by management of Salisbury, as well as an estimated long-term net income growth rate of 5.0% per year for the years ending December 31, 2026 through December 31, 2028;
•	research analyst estimates for NBT for the years ending December 31, 2022 through December 31, 2024, as well as an estimated long-term annual net income growth rate of 5.0% per year for the years ending December 31, 2025 through December 31, 2028~~;~~. The table below sets forth the consensus research analyst estimates for NBT for the years ending December 31, 2022 through December 31, 2024.

	For the Quarter Ended,					For the Year Ended,
(Dollars in Thousands)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	12/31/2024	12/31/2025	12/31/2026	12/31/2027	12/31/2028
NBTB Projected Income	$40,464	$39,793	$40,420	$40,324	$40,184	$165,109	$173,365	$182,033	$191,135	$200,691
•	the pro forma financial impact of the merger on NBT based on certain assumptions related to transaction expenses, cost savings, and purchase accounting adjustments, as provided by senior management and representatives of NBT~~;~~. The table below sets forth these assumptions.

Dollars in Millions
Total Credit Mark	$18.0
Credit - Non-PCD Mark	$12.6
Credit - PCD Mark	$5.4
Interest Rate Securities Mark	$30.0
Interest Rate Mark Loans	$23.8
Merger Costs	$18.0
Core Deposit Intangible	$24.0
Cost Savings Estimate	$10.7
Tangible Book Value Dilution – Per Share(1)	$0.49
Earnings Accretion – Per Share(1)	$0.18

(1)	Excludes interest rate marks on loans and securities for tangible book value calculation purposes, and all purchase accounting accretion/amortization for earnings per share calculation purposes.

6.      The following supplemental disclosure replaces in its entirety the first full paragraph beginning on page 42 of the Definitive Proxy Statement/Prospectus:

Janney used publicly available information to compare selected financial information for Salisbury with a group of financial institutions selected by Janney for the Salisbury peer valuation comparison. The Salisbury peer group consisted of publicly-traded holding companies, deemed comparable by Salisbury. The Salisbury peer group consisted of the following companies:

~~Unity Bancorp Inc.~~			~~ESSA Bancorp Inc.~~
~~Citizens Financial Services~~			~~The Bank of Princeton~~
~~Orange County Bancorp Inc.~~			~~Penns Woods Bancorp Inc.~~
~~Norwood Financial Corp.~~			~~Middlefield Banc Corp.~~
~~Parke Bancorp Inc.~~			~~FNCB Bancorp Inc.~~
~~Bankwell Financial Group Inc.~~			~~Franklin Financial Services~~
~~Chemung Financial Corp.~~			~~SB Financial Group Inc~~
~~Western New England Bancorp~~			~~Pathfinder Bancorp Inc.~~
~~Evans Bancorp Inc.~~			~~Union Bankshares Inc.~~

Selected SAL Peers	Price / TBV (%)	Price / LTM EPS (x)	Price / Assets (%)
Unity Bancorp Inc.	132.1	8.0	12.9
Citizens Financial Services	181.0	10.3	12.3
Orange County Bancorp Inc.	206.5	12.8	11.3
Norwood Financial Corp.	203.2	9.2	13.0
Parke Bancorp Inc.	99.6	6.3	13.3
Bankwell Financial Group Inc.	102.6	6.4	8.6
Chemung Financial Corp.	163.9	7.9	8.6
Western New England Bancorp	111.3	9.4	8.5
Evans Bancorp Inc.	157.7	9.7	10.1
ESSA Bancorp Inc.	112.5	10.4	12.0
The Bank Princeton	101.0	8.4	12.7
Penns Woods Bancorp Inc.	128.0	10.6	9.9
Middlefield Banc Corp.	154.7	9.9	12.2
FNCB Bancorp Inc.	139.9	8.0	9.2
Franklin Financial Services	137.5	9.3	7.4
SB Financial Group Inc.	126.2	9.5	8.8
Pathfinder Bancorp Inc.	112.1	8.8	8.2
Union Bankshares Inc.	232.5	8.8	8.5
Average	144.6	9.1	10.4
Median	134.8	9.2	10.0

Note: Market data as of December 2, 2022

7.      The following supplemental disclosure replaces in its entirety the first full paragraph beginning on page 43 of the Definitive Proxy Statement/Prospectus:

Janney used publicly available information to compare selected financial information for NBT with a group of financial institutions selected by Janney for the NBT peer valuation comparison. The NBT peer group consisted of publicly-traded holding companies, as defined by the NBT Investor Presentation filed in July 2022. The NBT peer group consisted of the following companies:

~~Independent Bank Corp.~~			~~First Busey Corp.~~
~~Community Bank System Inc.~~			~~Berkshire Hills Bancorp Inc.~~
~~First Merchants Corp.~~			~~OceanFirst Financial Corp.~~
~~First Financial Bancorp.~~			~~First Commonwealth Financial~~
~~Park National Corp.~~			~~Tompkins Financial Corporation~~
~~WesBanco Inc.~~			~~Merchants Bancorp~~
~~Heartland Financial USA Inc.~~			~~Brookline Bancorp Inc.~~
~~Northwest Bancshares, Inc.~~			~~Customers Bancorp Inc.~~
~~Provident Financial Services~~			~~Premier Financial Corp.~~
~~S&T Bancorp Inc.~~

Selected NBTB Peers	Price / TBV (%)	Price / LTM EPS (x)	Price / Assets (%)
Independent Bank Corp.	231.3	22.6	21.2
Community Bank System Inc.	634.8	19.8	22.5
First Merchants Corp.	227.6	12.4	14.5
First Financial Bancorp.	276.3	12.8	15.2
Park National Corp.	276.3	15.9	24.4
WesBanco, Inc.	214.8	13.3	14.5
Heartland Financial USA Inc.	220.1	10.8	10.6
Northwest Bancshares, Inc.	179.6	15.0	13.8
Provident Financial Services	155.1	10.3	12.4
S&T Bancorp Inc.	184.6	12.2	16.0
First Busey Corp.	191.6	11.6	11.3
Berkshire Hills Bancorp Inc.	155.1	17.9	12.6
OceanFirst Financial Corp.	143.8	12.3	11.0
First Commonwealth Financial	193.7	10.9	14.3
Tompkins Financial Corporation	253.0	14.2	15.5
Merchants Bancorp	122.1	5.7	9.5
Brookline Bancorp Inc.	135.1	9.9	12.5
Customers Bancorp Inc.	82.4	3.7	5.1
Premier Financial Corp.	194.2	10.1	12.4
Average	214.3	12.7	14.2
Median	193.7	12.3	13.8

Note: Market data as of December 2, 2022

Important Additional Information and Where to Find It

In connection with the proposed transaction, NBT has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a proxy statement of Salisbury that also constitutes a prospectus of NBT (the “proxy statement/prospectus”), which proxy statement/prospectus was mailed or otherwise disseminated to Salisbury’s shareholders on or about March 7, 2023. NBT and Salisbury also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NBT, SALISBURY AND THE PROPOSED TRANSACTION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by NBT and Salisbury with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by NBT with the SEC will be available free of charge on NBT’s website at www.nbtbancorp.com or by directing a request to NBT Bancorp Inc., 52 South Broad Street, Norwich, NY 13815, attention: Corporate Secretary, telephone (607) 337-6350. Copies of the documents filed by Salisbury with the SEC will be available free of charge on Salisbury’s website at www.salisburybank.com or by directing a request to Salisbury Bancorp, Inc., 5 Bissell Street, P.O. Box 1868, Lakeville, CT 06039-1868, attention: Secretary, telephone (860) 453-3432.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

NBT and Salisbury and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about NBT’s executive officers and directors in NBT’s definitive proxy statement filed with the SEC on April 7, 2022. You can find information about Salisbury’s executive officers and directors in Salisbury’s definitive proxy statement filed with the SEC on April 8, 2022. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from NBT or Salisbury using the sources indicated above.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about NBT and Salisbury and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding NBT’s or Salisbury’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to NBT or Salisbury, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of NBT and Salisbury may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Salisbury may fail to approve the merger; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business operations and opportunities; (8) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Salisbury’s operations and those of NBT; (9) such integration may be more difficult, time consuming or costly than expected; (10) revenues following the proposed transaction may be lower than expected; (11) NBT’s and Salisbury’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (12) the dilution caused by NBT’s issuance of additional shares of its capital stock in connection with the proposed transaction; (13) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; (14) legislative and regulatory changes; and (15) uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on NBT, Salisbury and the proposed transaction. Further information about these and other relevant risks and uncertainties may be found in NBT’s and Salisbury’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2022 and in subsequent filings with the SEC.

Forward-looking statements speak only as of the date they are made. NBT and Salisbury do not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: April 3, 2023	By:	/s/ Richard J. Cantele Richard J. Cantele President and Chief Executive Officer